SUMMARY PROSPECTUS OCTOBER 7, 2013

PROSHARES S&P 500 ARISTOCRATS ETF

NOBL LISTED ON NYSE ARCA

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus, dated October 7, 2013, and statement of additional information, dated October 1, 2013, and as each hereafter may be supplemented, are incorporated by reference into this summary prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/litcenter; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com.

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Investment Objective

ProShares S&P 500 Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.35%
Other Expenses*	0.43%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.78%
Fee Waiver/Reimbursement**	-0.43%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.35%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.35% through September 30, 2015. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$36	$206

The Fund pays transaction costs associated with transacting in securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. The Fund has not yet commenced operations as of the date of this Prospectus. Thus, no portfolio turnover information is provided for this Fund.

Principal Investment Strategies

The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P 500®, have increased dividend payments each year for at least 25 years, and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. The Index is rebalanced each January, April, July and October, with an annual reconstitution during the January rebalance. The Index is published under the Bloomberg ticker symbol “SPDAUDT”.

The Fund invests in securities that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The types of securities that the Fund will principally invest in are set forth below.

•	Equity Securities — The Fund invests in common stock issued by U.S. and foreign public companies.

ProShare Advisors employs a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 17, 2013, the Index was concentrated in the Consumer, Non-Cyclical industry group, which comprised approximately 41.6% of the market capitalization of the Index.

PROSHARES.COM	S&P 500 ARISTOCRATS ETF ::	3

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s Statutory Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index, include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index in approximately the same proportion as their weighting in the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. As a result, developments regarding the performance of those securities in which the Fund invests could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund’s holdings precisely replicated the securities and weights of the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

•

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•

Market Price Variance Risk — Fund shares are listed for trading on the NYSE Arca and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by investors creating and redeeming directly with the Fund.

•

Portfolio Turnover Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the back of the Fund’s Statutory Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis. Annual returns are required to be shown and should not be interpreted as suggesting

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that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of

50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually.

Investment Company Act file number 811-2114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

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© 2013 ProShare Advisors LLC. All rights reserved.	NOBL-OCT13